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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of

                      the Securities Exchange Act of 1934

                                August 2, 1999

               Date of Report (date of earliest event reported)

                              CRITICAL PATH, INC.
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            (Exact name of Registrant as specified in its charter)

            California                                 000-25331                                91-1788300
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   (State or other jurisdiction of              (Commission File Number)             (I.R.S. Employer Identification No.)
   incorporation or organization)
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                               320 First Street
                        San Francisco, California 94105
                   (Address of principal executive offices)

      Registrant's telephone number, including area code:  (415) 808-8800

                                      N/A
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         (Former name or former address, if changed since last report)



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Item 2.   Acquisition or Disposition of Assets
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          On July 21, 1999, Critical Path, Inc. ("Critical Path") completed its acquisition of dotOne Corporation ("dotOne") pursuant to the terms of the
Agreement and Plan of Reorganization dated July 15, 1999, among Critical Path,
dotOne and dotOne Acquisition Corp., a wholly-owned subsidiary of Critical Path
("Merger Sub").  Pursuant to the terms of the Reorganization Agreement, dotOne merged with and into Merger Sub and became a wholly-owned subsidiary of Critical
Path.  In addition, each issued and outstanding share of dotOne common stock was converted into the right to receive shares of Critical Path common stock at an
Exchange Ratio of 0.106770612.  Critical Path assumed 586,980 outstanding options to acquire dotOne common stock as options to acquire Critical Path common stock, on the same terms as the original option, adjusted to reflect the
Option Exchange Ratio of 0.130652227.  The holders of 107,520 options to acquire
dotOne common stock elected to receive $684,934 cash in exchange for the retirement of these options.  Critical Path issued 640,623 shares of Critical
Path common stock in the merger and assumed options that can be exercised for approximately 76,690 shares of Critical Path common stock.

          The Exchange Ratio and Option Exchange Ratio were determined through negotiations between the managements of Critical Path and dotOne, and were approved by their respective boards of directors on June 22, 1999. dotOne shareholders approved the Merger through written consents to action in lieu of a stockholder meeting dated as of July 20, 1999.

Item 7.   Financial Statements and Exhibits
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          (a)  Financial Statements

          The financial statements are unavailable as of the date of this filing. Such information will be filed on or before the sixtieth day following the filing date of this Current Report on Form 8-K.

          (b)  Pro Forma Financial Information

          The pro forma financial information is unavailable as of the date of this filing. Such information will be filed on or before the sixtieth day following the filing date of this Current Report on Form 8-K.

          (c)  Exhibits

               2.1 Agreement and Plan of Reorganization, dated July 15, 1999, among Critical Path Inc., dotOne Corporation and dotOne
                    Acquisition Corp.

              99.1  Press Release by Critical Path, Inc., dated July 21, 1999, announcing completion of the acquisition.
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          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 2, 1999      CRITICAL PATH, INC.

                            /s/ David A. Thatcher
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                            David A. Thatcher
                            Executive Vice President and Chief Financial Officer
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                              CRITICAL PATH, INC.

                           EXHIBIT INDEX TO FORM 8-K
                             Dated August 2, 1999

Exhibit

2.1       Agreement and Plan of Reorganization, dated July 15, 1999, among
          Critical Path Inc., dotOne Corporation and dotOne Acquisition Corp.

99.1 Press Release by Critical Path, Inc., dated July 21, 1999, announcing completion of the acquisition.